UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

VERU INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13602	39-1144397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 509-6897

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VERU	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)    On November 10, 2023, in connection with the preparation of consolidated financial statements for the year ended September 30, 2023, Veru Inc. (the “Company”) concluded that its previously issued unaudited condensed consolidated financial statements as of and for the three and nine months ended June 30, 2023 (the “Prior Financial Statements”) should no longer be relied upon due to the identification of an error related to the accounting for the sale of ENTADFI assets on April 19, 2023, for which a gain on sale of $17,456,814 was initially recorded. The Company has determined that it was not probable, at the time of the transaction, that substantially all of the consideration promised under the asset purchase agreement would be collected. Notes receivable in the aggregate principal amount of $14.0 million, and related imputed interest, issued pursuant to the sale of the ENTADFI assets on April 19, 2023, should not have been recorded in the financial statements due to the uncertainty in the collectability of these amounts. The consideration for the transaction should have only included the $6.0 million of cash received by the Company at closing. The corrected gain on the sale of ENTADFI assets should have been $4,723,623.

The Company also determined that there was an error in the going concern disclosures in the Prior Financial Statements. Specifically the Company considered if the forecasted future cash flows will be sufficient to enable the Company to meet its contractual commitments and obligations as they come due in the ordinary course of business for a period of at least one year from the filing of the Company’s report on Form 10-Q for the quarter ended June 30, 2023 on August 10, 2023. The collectability of the notes receivable and certain planned capital transactions were included in those cash flows but are not within the control of management and cannot be relied upon for the purposes of the going concern assessment. Therefore, the Company concluded there is substantial doubt about the Company’s ability to continue as a going concern and there is an error in the going concern disclosures included in the Company’s report on Form 10-Q filed August 10, 2023 as will be described in the Amended Quarterly Report (as defined below).

The Company has assessed the materiality of these errors in accordance with applicable rules of the U.S. Securities and Exchange Commission (the “SEC”), and has concluded that the Prior Financial Statements should be restated. The Company intends to include the restated Prior Financial Statements in an amended Quarterly Report on Form 10-Q/A (the “Amended Quarterly Report”) to be filed with the SEC. As a result of the restatement of the Prior Financial Statements, management has determined that a material weakness exists in the Company’s internal control over financial reporting related to its controls over applying technical accounting guidance to nonrecurring events and transactions, specific to the evaluation of information that was known or knowable at the time of the transaction or event. The identified material weakness and the Company’s remediation plan will be described in the Amended Quarterly Report to be filed with the SEC.

The Audit Committee of the Company’s Board of Directors has discussed the matters disclosed in this Current Report on Form 8-K with RSM US LLP, the Company’s independent registered public accounting firm.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but are not always, made through the use of words or phrases such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue,” and similar expressions, or the negative of these terms, or similar expressions. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future including, without limitation, statements regarding: (i) the plan to remediate the material weakness identified in this Current Report on Form 8-K, including whether such remediation plan will be effective at preventing or avoiding potential future significant deficiencies or material weaknesses in the Company’s internal control over financial reporting, or prevent or detect a misstatement of the Company’s accounts or disclosures that could result in a material misstatement of our annual or interim financial statements; (ii) the timing of the Company’s filing of the Amended Quarterly Report with the SEC; and (iii) the potential impacts of items discussed in this Current Report on Form 8-K on the Company’s business, results of operations, cash flows, liquidity, financial condition and ability to execute its strategic business plan. These statements involve estimates, assumptions, risks and uncertainties which could cause actual results to differ materially from those expressed in them, including: the risk that the Company may identify new material weaknesses in the future or will not be able to successfully remediate the material weakness identified in this Current Report on Form 8-K and related deficiencies in the Company’s disclosure controls and procedures, and that the accuracy and timing of the Company’s financial reporting may be adversely affected; and the risk that investors may lose confidence in the accuracy and completeness of the Company’s financial reports, which could harm the Company’s reputation, cause the market price of the Company’s common stock to decline, subject the Company to sanctions or investigations by the SEC or other regulatory authorities, and adversely impact the Company’s ability to source external financing for the Company’s capital needs on acceptable terms or at all. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Annual Report on Form 10-K for the year ended September 30, 2022, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and other documents filed by the Company from time to time with the SEC. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2023	VERU INC.

	By:	/s/ Michele Greco
Michele Greco
Chief Financial Officer and Chief Administrative Officer

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